EXHIBIT 99.1 DTE BUSINESS UPDATE MARCH 31, 2020 1

Safe Harbor Statement Certain information presented herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “projected,” “aspiration,” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors impact forward-looking statements including, but not limited to, the following: impact of COVID-19, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long- term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2019 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Business update Environmental, social and governance (ESG) update 3

Continuing track record of delivering premium shareholder returns Strong operational and financial performance in 1 2019; well-positioned for future growth 5% – 7% operating EPS1 growth through 2024 from 2 2020 base 3 7% dividend growth extended through 20212 Driving utility growth by investing 80% of total 5-year 4 capital in utility infrastructure and cleaner energy Continuing strategic and sustainable growth in non- 5 utility businesses 6 Maintaining strong balance sheet and credit profile Committed to long-term business mix of 70% – 75% 7 utility 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Subject to Board approval 4

Delivering premium operating EPS1 results through disciplined planning and management History of exceeding operating EPS guidance Robust planning Annually create detailed 5-year plan $6.30 Includes earnings contingency across the portfolio $2.90 Weekly detailed executive management review of first 2 years If contingency not If contingency consumed: consumed: employ invest/ Original guidance Actual employ lean increase guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 5

New slide Increased dividend every year since 2010; 7% dividend growth targeted through 20211 ($ per share) Annualized dividend 6.1% CAGR • Increased annualized dividend per 7.1% CAGR $4.05 share every year since 2010  6.1% average increase over that time $3.08  7.1% average increase since 2016 • Targeting 7% dividend growth through $2.12 2021  Moving payout ratio to be in line with peer average • More than 100 years of continuous dividend payments 1. Subject to Board approval 6

Clear line of sight for growth supported by investment in utility infrastructure and disciplined non-utility opportunities (billions) 2020 – 2024 DTE Energy investment $19 billion Electric: Distribution infrastructure, $12 cleaner generation, maintenance $15 Gas: Base infrastructure, main $3 renewal acceleration 80% utility investment $1.2 – $1.7 GSP: Organic growth on existing platforms $1 GSP: Blue Union/LEAP contracted capital $1.0 – P&I: Industrial energy services, $1.0 – $2.2 – $2.7 $1.4 $1.4 renewable natural gas (RNG) Investing 80% of 5-year capital in utilities 7

New slide Increased liquidity by 50% from the beginning of the year, which is greater than 2x our remaining 2020 financing needs Liquidity Financial strength and culture of cash control (billions) • Strong liquidity position  Liquidity position is greater than 2x our $0.1 $2.4 remaining 2020 financing needs (~$1 billion) $0.2 $0.5  Issued $1.1 billion at DTE Electric in early February at extremely favorable rates $1.6  Secured bank term loans for additional liquidity; significantly mitigates commercial paper and capital markets risk  Maintaining solid investment-grade credit ratings • Top-tier cash control management Available Bank Additional Change in Available  Proven forward planning and continuous liquidity term capacity utilized liquidity December loans secured capacity March improvement culture supports robust cash 2019 closed 2020 conservation 8

Pension plan is well funded Pension details • No funding required in 2020 • 88% qualified funded status at year-end 2019 • Asset allocation is conservative  42% fixed income  35% equity  23% other • Rate of return and discount rate changes will not impact 2020 expense • Pension expense gets reset at year-end and is recovered in rate cases 9

Consistently earning authorized ROE in a constructive regulatory environment Ranking of U.S. regulatory jurisdictions1 DTE Electric ROE (Michigan in tier 1) Tier 1 8 10.3% 10.3% 10.1% 10.0% 10.0% Tier 2 9 2015 2016 2017 2018 2019 Authorized ROE Earned ROE Tier 3 18 DTE Gas ROE Tier 4 9 Tier 5 7 10.5% 10.1% 10.1% 10.0% 10.0% 10-month rate cases supported by legislation; 2015 2016 2017 2018 2019 recovery mechanisms for renewables and gas Authorized ROE Earned ROE infrastructure; 5-year distribution planning 1. UBS, March 2020 (50 states and Washington, D.C.) 10

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average All 10,000+ employees engaged in CI to Average annual percentage change in surface and solve problems O&M costs 2008 – 2018 Electric utility1 • Controlling costs while improving the customer experience and targeting rate 2% increases below 3% 1%  Productivity enhancements  Technology innovations  Automation DTE Electric Peer average  Infrastructure replacements Gas utility1  Transition to cleaner energy 3% • Lowered average industrial customer rate 13% since 2012 1% DTE Gas Peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 11

Potential $2 billion upside to 5-year utility investment plan with visible infrastructure investment

(billions)

Utility investment plan


~$2
Additional opportunity
$15
2020 – 2024

$1.0 – $1.5 billion additional electric investments above 5-year plan

- Additional voluntary renewables
  - Current 600 MW plan with long-term goal of 1,400 MW
- Sub-transmission investments
- Increased reliability investments including pole top maintenance

$500 million additional gas investments above 5-year plan

- 200 miles of transmission renewal
  - 10% of transmission miles will need to be modernized in the future

Utility infrastructure investments deliver significant growth and improve the customer experience

DTE

12

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy (billions) 2020 – 2024 electric investment Transformational investments Cleaner energy $3 Delivering 80% carbon emissions reduction by 2040 $5 $12 billion Infrastructure renewal Addressing substation load growth and $4 aging infrastructure Technology innovation Distribution infrastructure Focusing on grid automation, superior customer channels and enhanced Base infrastructure cybersecurity Cleaner generation Targeting 7% – 8% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13

Integrated resource plan provides a roadmap for future investments Cleaner energy plan on-track • Majority of investment has been approved through regulatory process including the Blue Water Energy Center gas plant and 450 MW wind project • Filing amended renewable plan by April 1st • Filled the capacity need in 2030 with a mix of wind and solar Key provisions of IRP resubmission • Increased energy waste reduction to 1.75% in 2020 and 2% in 2021 and thereafter • Shortened modeling horizon from 2040 to 2034 • Provided summary of responses from a recently conducted renewables RFP process; supports long-term plan • Final order expected by April 23rd 14

Changes in customer sales can be mitigated with proven contingency and lean plans Annualized utility sensitivities (millions) • We have a strong history of successfully Impact on implementing contingency plans including Sensitivity operating earnings1 during the last recession +/- +/- • We do this by beginning each year with DTE Electric sales contingency across all business lines Residential 1% $15 • Continue building additional contingency for Commercial 1% $6 recessionary situations Industrial 1% $1  Controlling ~$2.5 billion of O&M to Other 1% $2 manage through lean times  Creating business continuity plans from robust lean plans  Benefiting from years of investing incremental O&M ahead of schedule Over the past week electric residential sales were up and commercial and industrial sales were down 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included to the appendix 15

Our culture of continuous improvement and cost control allowed us to deliver on plan during the last economic downturn 2008/2009 recession pressured electric sales DTE response delivered results above targets • 2008/2009 recession impacted electric sales, • Through continuous improvement and other mainly industrial sales cost management initiatives we: Temperature normal sales (GWh) % change 2007 2008 2009 2007-09 Residential 15,808 15,466 15,218 -4% Commercial 20,687 20,080 19,941 -4% • Achieved $130 million in cost reductions in Industrial 13,975 13,346 9,893 -29% 2009 • Achieved cash from operations well above • Industrial sales bounced back in 2010 2009 guidance Temperature normal sales (GWh) • Delivered operating EPS1 at guidance midpoint % change in 2008 and above guidance midpoint in 2009 2009 2010 2009-10 • Exceeded guidance midpoint every year since Residential 15,218 14,980 -2% Commercial 19,941 19,469 -2% • Proven track record; current management Industrial 9,893 11,933 21% team led the company through the 2008/2009 downturn 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 16

Steady march toward clean, reliable, affordable, home-grown energy Cleaner generation mix 1% 2% 17% 20% 25 – 30% Renewables 18% 20 – 25% Natural gas 20% 77% 20% Nuclear & other 45% 30% Coal 2005 2023E 2030E River St. Trenton Belle Monroe • More than doubling renewable energy by Rouge Clair Channel River 2024 • Expanding voluntary renewable program 2022 2030 2040 ‒ 600 MW by 2023 and 1,400 MW by 2030 17

DTE Gas: replacing aging infrastructure reduces methane emissions while improving performance, cost and productivity (billions) 2020 – 2024 gas investment Transformational investments Main renewal Minimizing leaks to reduce costs and $1.4 improve customer satisfaction $3 billion $1.6 Pipeline integrity Strengthening the system to decrease the potential for system issues Technology enhancement Infrastructure renewal Reducing manual meter reading to improve operational efficiencies and Base infrastructure customer satisfaction Targeting 9% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 18

Committed to methane reduction goal of 80% by 2040 Reduced methane emissions continuing reductions in …to achieve goal by 2040 more than 20% since 2011… 2020... Compressor station upgrades Main renewal program Continued infrastructure • Reduced emissions by 93% • Achieving further emission investment reductions through program • Reduces methane emissions acceleration by more than 80% Main and service line upgrades • Reduced emissions by 7% Active partner in the EPA’s Methane Challenge program and AGA, EEI and INGAA natural gas sustainability programs 19

New slide Non-utility businesses complement utility growth and provide portfolio mix to manage business cycles Non-utility value creation Extension of our utility business core competencies into other geographies Delivering higher than utility returns Proven ability of early identification of value- creating platforms Positions DTE at top end of utility peers for operating EPS1 growth with a 7.3% CAGR over Disciplined approach to assessing the last decade investments to minimize risk Non-utilities contributed an increase in operating EPS CAGR of 2% and $300 million of cash annually over the past 10 years 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2020

GSP: high-quality assets with revenue certainty is the foundation for long-term growth 85% of total revenue covered by fixed Pipeline revenue contracts and flowing gas Connecting world-class supply basins to high-quality markets 100% Contract renewal and Gathering 15% volume growth Serving some of the strongest geologies in growing basins Minimum volume commitments and 85% Storage demand charges1 Capitalizing on strategic locations to serve key markets and future load growth 2020E – 2022E • Multiple platforms provide opportunity in numerous markets • Asset franchises make GSP the primary Majority of future growth secured and service provider supported by strong contracts 1. Includes flowing volumes at committed levels 21

New slide Majority of GSP growth secured; delivering higher operating earnings1 with increased certainty (millions) GSP operating earnings • Focusing on continued organic growth 9.5% CAGR from well-positioned platforms  Majority of future growth secured and supported by strong contracts $400 – $420  Growth potential and connections to power and industrial markets $277 – $293 • Business is producing strong adjusted EBITDA2  Adjusted EBITDA is 2.4x operating earnings  2020 adjusted EBITDA range is $665 – $703 million 2020 2024E • $2.2 – $2.7 billion of investment in guidance 2020 – 2024  $1.0 billion of growth contractually secured on Blue Union/LEAP assets Continuing organic growth to reach 2024 operating earnings target  $1.2 – $1.7 billion highly accretive organic growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 22

Highly contracted assets provide confidence in meeting our plans Percentage of revenue from demand-based contracts or MVCs/flowing gas • Our assets are well-positioned  Pipelines have long-term contracts and favorable future dynamics as it is increasingly difficult to build new pipes 100% 92% 93%  Storage is positioned in several high- demand, very liquid markets, including MichCon, Dawn and Chicago  Gathering systems include acreage dedications heavily supported by Contract credit minimum volume commitments provisions • Existing production continues to flow based on low variable cost Average contract tenor (years) 10 9 10 Regulated Gathering Gathering pipelines and pipelines storage 23

Longer-term demand increases will require continued production growth through new drilling U.S. natural gas demand forecast (Bcf/d) • Longer-term natural gas supply/demand fundamentals remain attractive; shorter-term gas prices 130 +2% remain challenged 120 CAGR • Gas demand is forecasted to grow at a 110 2% CAGR through 2030, mainly driven 100 by LNG exports 90 80 • Wood Mackenzie expects supply to 70 come from areas where our assets are located, including the northeast and 60 gulf coast 50 40 • Short-term demand is less certain 30  In the 2008-2009 recession gas 20 demand dropped by ~2%, then 10 increased post recession by 5% in 0 2010 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030  We have experienced low price Other Exports to Mexico LNG exports commodity cycles before and have Power Industrial Residential/Commercial emerged in a strong position Source: Wood Mackenzie 24

It is necessary to drill 19 Bcf/d of new natural gas supply on an annual basis to hold production flat Annual decline of US natural gas supply • Given decline profiles of flowing wells, from currently-flowing wells (Bcf/d) new production is needed to just keep supply flat 92 -27%  Wood Mackenzie forecasts it is necessary to drill 19 Bcf/d on an annual basis to hold production flat -18%  Replacing this supply requires prices that allow supply/demand to regain -13% balance -10% -9% • Low oil prices will decrease oil production and associated natural gas production and positively affect the natural gas market  This will stimulate additional natural gas drilling 2019 2020 2021 2022 2023 2024  IHS and Wood Mackenzie forecast gas prices need to be $2.50/MMBtu or higher in 2021/2022 to meet demand Source: Platts Analytics 25

Our assets are well-positioned in low cost resource basins • The quality of the resource underlying our assets will ensure that gas will continue to flow on our 2021 – 2023 drilling supply curve (Bcf/d) systems  Additionally, our assets are well- positioned in supply basins that ~19 Bcf/d of new supply is needed to hold production flat connect to growing markets with highly-contracted provisions $/MMBtu$ / MMBtu NYMEX $3.00 Resource underlying: • Our major producers are in solid $2.50 Bluestone positions: Link $2.00  Attractive resources Blue Union $1.50  Highly hedged over the next $1.00 couple of years $0.50  Connected to premium markets Associated gas production $0.00  Minimal near-term maturities 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 Bcf/d  Planning to operate within their cash flows Source: Wood Mackenzie and DTE internal analysis (includes imbedded basis differential) 26

P&I: achieving growth from high- quality platforms Industrial energy services Developing new cogeneration projects to improve customer environmental attributes and lower energy costs Renewable energy Expanding RNG business at landfill and agricultural sites to meet growing demand for carbon reduction Reduced emissions fuel Maximizing cash flows while reducing emissions from coal-fired plants P&I growth opportunities are robust and diversified 27

Operating earnings[1] are underpinned by RNG and cogeneration growth opportunities

(millions)

P&I operating earnings


$133 – $148
$125 – $135
REF[2]
Longer-term contracts
2020 guidance
2024E

Continuing origination success to reach 2024 target with $1.0 – $1.4 billion 5-year investment

- RNG and cogeneration projects drive long-term earnings
  - Backfill sunsetting REF projects with new projects
- Continuing an origination pace of ~$15 million per year
  - Achieved origination targets in each of the past three years
  - Expanded RNG efforts with construction beginning at three additional sites
- Developing high potential investment opportunities with additional targets in early screening
  - Strong project pipeline to execute growth strategy in industrial energy services and RNG businesses

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. $90 million of earnings roll-off in 5-year plan (includes REF sunset net of $20 million of associated business unit cost reductions)

DTE
28

Business update Environmental, social and governance (ESG) update 29

Environmental, social and governance efforts are key priorities Environmental Net zero carbon emissions by 2050 80% carbon emissions reduction by 2040 80% methane emissions reduction by 2040 Providing renewable natural gas from agricultural waste Social Supporting employment and education of local communities Contributed over 100,000 volunteer hours Recognized by Diversity Inc as a top-five utility in the nation Governance 11 out of 13 Board members are independent Incentive plans tied to safety and customer satisfaction targets 30

New slide Continuing to secure a greener future Ludington Hydropower Plant Wind • 14 wind parks • Enough clean energy to power more than 500,000 homes Solar • 31 solar parks • Lapeer solar park one of the largest parks east of the Mississippi Voluntary renewables • Enables customers to invest in renewable nd largest pumped storage energy and drive Michigan to a cleaner energy 2 facility in the U.S. future • Over 400 MW of large commercial 175k+ homes powered commitments • More than 10,000 residential customers enrolled $800m turbine upgrades 31

New slide Reaching a world class status in volunteerism and strengthening ties with communities where we live and serve 5,610 $16m 101,618 1,335 volunteers value of in-kind hours nonprofits helped services since volunteered 2015 New pic 32

New slide Promoting environmental sustainability through stewardship and conservation • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • 37 sites certified under the Wildlife Habitat Council • Taking care of land, water and living creatures  Providing habitat for hundreds of species of birds, mammals, fish and insects in the service territory and beyond  Maintaining thousands of acres of land in its natural state • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems 33

Commitment to strong culture provides a solid framework for success Safety National Safety Council’s top 2% of companies surveyed in safety culture Employee engagement Top 3% in the world by Gallup; 7 consecutive Gallup Great Workplace Awards Customer satisfaction Top quartile at both utilities for residential satisfaction as ranked by J.D. Power Community involvement One of the country's top corporate citizens as named by Points of Light and J.D. Power One of our top priorities for 2020 is to advance our culture of service excellence 34

New slide Promoting employee resource groups creates an atmosphere of diversity and inclusion Black LGBTQ group Young professionals professionals group group Family Differently- Latinx oriented group abled group professionals group Women’s group Asian and Middle Veteran Eastern group empowerment group 35

New slide Our award-winning commitment to being a top ESG employer in the country Superior corporate Company diversity Top quartile in Named as one of citizenship and customer satisfaction America’s best large community employers involvement Outstanding Inclusion of women- Overall excellence contribution to AESP owned businesses in in diversity their supply chains 36

New slide Outperforming industry average in ESG scores A 75 • Continuing to make progress on ESG performance  Improved MSCI rating from BBB to A BBB 50 • Aspiring to be the best in the industry MSCI Sustainalytics DTE Energy Industry average 37

CONTACT US DTE Investor Relations www.dteenergy.com/investors 313.235.8030 38

Appendix 39

DTE Energy 70% – 75% utility DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution 25% – 30% non-utility Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Power & Industrial Projects (P&I) DTE Energy Own and operate energy related assets 10,000+ employees 2,000 miles of GSP Energy Trading 2.2 million electric pipelines Gas, power and renewables marketing customers P&I projects in 16 1.3 million gas states customers 40

Positioned for continued growth from strong 2020 guidance Operating EPS1 • 2020 operating EPS guidance midpoint provides 7.5% growth from 2019 original guidance 7.5% • Well-positioned for 5% – 7% operating EPS growth through 2024 • Continued investment in utilities $6.61  Investing 80% of 5-year capital in utility $6.15 infrastructure and cleaner energy • Delivering non-utility operating earnings with increased certainty 2019 2020 2024E  Supported by deep development queue original guidance and high-quality contracted assets guidance midpoint midpoint • Commitment to positive culture provides a solid framework for success Targeting 5% – 7% operating EPS growth through 2024 from 2020 base 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 41

2020 operating earnings1 guidance (millions, except EPS) 2020 operating earnings guidance DTE Electric $759 - $773 DTE Gas 185 - 193 Gas Storage & Pipelines 277 - 293 Power & Industrial Projects 133 - 148 Energy Trading 15 - 25 Corporate & Other (122) - (132) DTE Energy $1,247 - $1,300 Operating EPS $6.47 - $6.75 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 42

Maintaining strong cash flow, balance sheet and credit profile (billions) Planned equity issuances • $2.4 billion of available liquidity as of March 2020 2020 – 2022 • Maintaining strong investment-grade credit $1.3 rating and FFO1/Debt2 target at 18% Convertible equity units $0.1 – $0.4 $0.1 – $0.3 Credit ratings S&P Moody’s Fitch 2020 2021 2022 DTE Energy BBB Baa2 BBB+ $1.5 – $2.0 (unsecured) DTE Electric A Aa3 A+ (secured) DTE Gas A A1 A (secured) 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 43

Cash flow and capital expenditures Cash flow Capital expenditures (billions) (millions) 2020 2020 guidance guidance Cash from operations1 $3.0 DTE Electric Capital expenditures (4.5) Base infrastructure $680 Free cash flow ($1.5) New generation 1,050 Distribution infrastructure 850 Dividends $(0.8) $2,580 Net cash ($2.3) DTE Gas Base infrastructure $270 Debt financing Main renewal 300 Issuances 3.0 $570 Redemptions (0.7) Change in debt $2.3 Non-utility 1,200 – 1,400 Total $4,350 – $4,550 1. Includes equity issued for employee benefit programs 44

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case – filed July 2019 (U-20561) • General rate case – filed November 2019  May 2020: effective (U-20642)  Rate recovery: $351 million  October 2020: effective  ROE: 10.5%  Rate recovery: $204 million  Capital structure: 50% debt, 50% equity  ROE: 10.5%  Rate base: $18.3 billion  Capital structure: 48% debt, 52% equity  Rate base: $5.1 billion • Integrated Resource Plan (IRP) (U-20471) Renewable Energy Plan (REP) (U-18232)  February 20, 2020: MPSC issued interim order requesting changes to original IRP  March 20, 2020: submitted response to interim order  April 1, 2020: file amended REP  April 23, 2020: receive final IRP order  July 9, 2020: receive final REP order  September 1, 2023: file next IRP 45

Well-positioned platforms provide confidence in securing highly accretive growth

Platforms	Regulation	Phase	Growth Opportunities
Blue Union		Early	Gathering build-outs
LEAP System		Early	Gathering build-outs/compression/ market connections
NEXUS Pipeline	FERC	Early	Compression/market connections
Generation Pipeline	PUCO[1]	Early/Mid	Market connections
Link Lateral and Gathering		Early/Mid	Gathering build-outs
Bluestone		Advanced	Market connections
Vector Pipeline	FERC	Advanced	Compression/ bi-directional service/market connections
Millennium Pipeline	FERC	Advanced	Compression/ bi-directional service/market connections
Storage	MPSC / FERC	Advanced	Compression

- $2.2 – $2.7 billion of investment in 2020 – 2024
  - $1.0 billion of growth contractually secured on Blue Union/LEAP assets
- Unique characteristics of our assets allow for highly accretive organic growth
  - Pipelines and storage offer growth from compression/bi-directional services
  - Gathering systems provide access to market connections and additional build-outs
  - Storage continues growth with compression

DTE

1. Public Utilities Commission of Ohio

46

Blue Union and LEAP asset additions to portfolio provide great value and growth Perryville Hub • Premier assets in high-quality Haynesville Carthage Hub basin Southeast Power Markets  Existing fully contracted gathering system Gulf South  Fully contracted large-diameter Texas markets gathering pipeline with 3Q 2020 in- via Mid-coast service • Highly and immediately accretive transaction Transco • High-quality resource well-positioned on Transco & TETCO supply stack • Experienced and well-capitalized producer Gillis Hub • Solidifies earnings growth and accelerates achievement of GSP’s 5-year investment plan Henry Hub Existing gathering system Dedicated acreage Gathering pipeline under LNG facilities construction Regional pipeline network LNG facilities proposed 47

2018 – 2019 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses —Operation and maintenance B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net C) Transaction-related costs resulting from the acquisition of Blue Union and LEAP D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility E) Impairment of equity method investment — recorded in Other income F) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense G) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance H) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance I) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018 Note: Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the 48 Consolidated Statements of Operations (Unaudited)

2008 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 Segment Diluted Earnings Per Share Pre-tax Income adjustments taxes EPS DTE Energy Reported EPS $3.36 DTE Electric - - - DTE Gas Performance excellence process 0.04 (0.01) 0.03 Gas Storage & Pipelines - - - Power & Industrial Projects Performance excellence process 0.01 - 0.01 Energy Trading Performance excellence process 0.01 - 0.01 Corporate & Other Residual hedge impact from Antrim sale 0.12 (0.04) 0.08 Tax true-up from sale of joint venture - Crete 0.01 - 0.01 Discontinued operations Synfuel (0.20) 0.07 (0.13) Unconventional gas production (0.74) 0.27 (0.47) DTE Energy Operating EPS ($0.75) $0.29 $2.90 49

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 50

New slide Adjusted EBITDA is a non-GAAP measure Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the midstream industry. Reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA. 51